THE MAINSTAY GROUP OF FUNDS

MainStay Small Company Value Fund
MainStay Small Cap Growth Fund

Supplement dated August 25, 2009 (“Supplement”) to the
Prospectus for MainStay Equity Funds dated March 2, 2009 (the “Prospectus”)

This Supplement updates certain information contained in the above-dated Prospectus for the MainStay Small Company Value Fund (“Small Company Value Fund”) and the MainStay Small Cap Growth Fund (“Small Cap Growth Fund,” and collectively with the Small Company Value Fund, the “Funds”).  You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), or by writing to NYLIFE Distributors LLC, Attn:  MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054. These documents are also available via the internet on the Funds’ website at mainstayinvestments.com.  Please review this important information carefully.

The Prospectus Supplement dated June 29, 2009 (“June 29 Supplement”) announced certain modifications to the Funds’ principal investment strategies, investment processes, primary benchmark indices, and principal risks, to be effective on August 14, 2009.  The Funds will be making further modifications to the principal investment strategies and investment processes effective September 8, 2009, as described below.  Therefore, the implementation of each of these modifications has been suspended until September 8, 2009.

MainStay Small Company Value Fund

Effective September 8, 2009, the sections entitled “Principal Investment Strategy” and “Investment Process” on page 74 of the Fund’s Prospectus are hereby amended as follows:

Principal Investment Strategy

The Fund normally invests at least 80% of its assets in securities of U.S. companies with market capitalizations at the time of investment of $3.5 billion or less and invests primarily in common stocks and securities convertible into common stock.  Securities of U.S. companies are those traded in the U.S. securities markets.  The Fund may also engage in the lending of portfolio securities.

Investment Process

Epoch, the Fund’s Subadvisor, believes U.S. companies with market capitalizations of $3.5 billion or less offer a highly attractive investment opportunity due to the low level of research coverage they receive (and thus potentially undiscovered investment opportunities), and the fact that these businesses are typically more focused and offer higher growth potential than larger companies.  The Subadvisor takes a long-term approach to investing, and relies primarily on its proprietary fundamental research. The portfolio is constructed using this bottom-up process.

The Subadvisor desires to produce superior risk adjusted returns by building portfolios of businesses with outstanding risk/reward profiles without running a high degree of capital risk. The Subadvisor analyzes a business in the same manner a private investor would in looking to purchase the entire company. The Subadvisor only invests in those businesses it understands and where it has confidence in the company’s management and financial strength. The Subadvisor seeks businesses that generate “free cash flow” and securities that have unrecognized potential, yet possess a combination above average free cash flow growth, and/or below average valuation.

The Subadvisor sells or reduces a position in a security when it sees the objectives of its investment thesis failing to materialize, or when it believes those objectives have been met and the valuation of the company’s shares fully reflect the opportunities once thought unrecognized in share price. When the Subadvisor believes that objectives are not being met it can be for a number of reasons: the economic or competitive environment might be changing; company management’s execution could be disappointing; or worst case, management proves to be less than forthright or have an inappropriate assessment of the company’s state and the task at hand.

MainStay Small Cap Growth Fund

Effective September 8, 2009, the sections entitled “Principal Investment Strategy” and “Investment Process” on page 68 of the Fund’s Prospectus are hereby amended as follows:

Principal Investment Strategy

The Fund normally invests at least 80% of its assets in securities of U.S. companies with market capitalizations at the time of investment of $3.5 billion or less and invests primarily in common stocks and securities convertible into common stock.  Securities of U.S. companies are those traded in the U.S. securities markets.  The Fund may also engage in the lending of portfolio securities.

Investment Process

Epoch, the Fund’s Subadvisor, believes U.S. companies with market capitalizations of $3.5 billion or less offer a highly attractive investment opportunity due to the low level of research coverage they receive (and thus potentially undiscovered investment opportunities), and the fact that these businesses are typically more focused and offer higher growth potential than larger companies.  The Subadvisor takes a long-term approach to investing, and relies primarily on its proprietary fundamental research. The portfolio is constructed using this bottom-up process.

The Subadvisor desires to produce superior risk adjusted returns by building portfolios of businesses with outstanding risk/reward profiles without running a high degree of capital risk. The Subadvisor analyzes a business in the same manner a private investor would in looking to purchase the entire company. The Subadvisor only invests in those businesses it understands and where it has confidence in the company’s management and financial strength. The Subadvisor seeks businesses that generate “free cash flow” and securities that have unrecognized potential, yet possess a combination above average free cash flow growth, and/or below average valuation.

The Subadvisor sells or reduces a position in a security when it sees the objectives of its investment thesis failing to materialize, or when it believes those objectives have been met and the valuation of the company’s shares fully reflect the opportunities once thought unrecognized in share price. When the Subadvisor believes that objectives are not being met it can be for a number of reasons: the economic or competitive environment might be changing; company management’s execution could be disappointing; or worst case, management proves to be less than forthright or have an inappropriate assessment of the company’s state and the task at hand.

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Except as modified herein, the June 29 Supplement remains in effect.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE